EXHIBIT 10.8(b)

Ceres Managed Futures LLC

522 Fifth Ave, 14th Floor

New York, New York 10036

March 28, 2014

Robert W. Baird & Co. Incorporated

777 E. Wisconsin Avenue

Milwaukee, WI 53202

Attention: Dayna M. Kleinman

Re:	Reduction in Selling Agent Fee

Ladies and Gentlemen:

Pursuant to paragraph 10(d) of the Placement Agent Agreement and paragraph 2(d) of the Services Agreement, each dated January 6, 2011, between, among others, Managed Futures Premier Warrington L.P. (formerly, Warrington Fund L.P.) (the “Fund”) and Robert W. Baird & Co. Incorporated (the “Placement Agent”), Ceres Managed Futures LLC, the Fund’s general partner, is hereby notifying the Placement Agent that the monthly ongoing selling agent fee (the “Selling Agent Fee”) will be reduced (the “Notice”).

Effective April 1, 2014, the Selling Agent Fee paid by the Fund to Morgan Stanley Smith Barney LLC, currently doing business as Morgan Stanley Wealth Management, will be reduced for (i) Class A unit holders from an annual rate of 3.75% to an annual rate of 2.50% of the adjusted net assets of Class A units and (ii) Class D unit holders from an annual rate of 1.50% to an annual rate of 1.25% of the adjusted net assets of Class D units.

Furthermore, effective April 1, 2014, any upfront fee paid to the Placement Agent attributable to units sold by the Placement Agent will also be reduced to a rate of 2.00% of the subscription amount of the limited partnership interests to which it applies (the “Upfront Fee Notice” and, together with the Selling Agent Fee Notice, the “Notices”).

By signing below the Placement Agent hereby acknowledges and accepts receipt of the Notices and agrees to the terms herein.

If the foregoing is in accordance with your understanding of our discussions, kindly sign and return to us a counterpart hereof (by mail, facsimile or email) as soon as possible.

Sincerely,

CERES MANAGED FUTURES LLC

By:	/s/ Alper Daglioglu
Name:	Alper Daglioglu
Title:	President and Director

MANAGED FUTURES PREMIER WARRINGTON L.P.

By: Ceres Managed Futures LLC, its general partner

By:	/s/ Alper Daglioglu
Name:	Alper Daglioglu
Title:	President and Director

Agreed to, acknowledged and accepted:

ROBERT W. BAIRD & CO. INCORPORATED

By:	/s/ Dayna Kleinman
Name:	Dayna Kleinman
Title:	FVP – Sr. Product Manager